UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2019

Eagle Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	0-25923	52-2061461
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Number)

7830 Old Georgetown Road, Third Floor, Bethesda, MD 20814

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 301.986.1800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).   Emerging growth company                                            ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Securities Registered under Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	EGBN	The Nasdaq Stock Market, LLC

Item 5.07.                                        Submission of Matters to Vote of Security Holders.

(a)                                 On May 16, 2019, the annual meeting of shareholders of Eagle Bancorp, Inc. (the “Company”) was held for the purposes of:

1.              electing nine (9) directors to serve until the 2020 Annual Meeting of Shareholders and until their successors are duly elected and qualified;

2.              ratifying the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accountants for the year ended December 31, 2019; and

3.              voting on a non-binding advisory resolution approving the compensation of our named executive officers.

(b)                                 (1)                                 The name of each director elected at the meeting, and the votes cast for such persons, votes withheld and broker non-votes are set forth below:

Name	For	Against	Abstain	Broker Non-votes
Leslie M. Alperstein	27,062,210	644,106	4,191	4,962,555
Dudley C. Dworken	27,091,432	614,769	4,305	4,962,556
Harvey M. Goodman	27,262,461	442,955	5,089	4,962,557
Norman R. Pozez	27,054,161	651,270	5,075	4,962,556
Kathy A. Raffa	27,540,107	141,740	28,660	4,962,555
Susan G. Riel	27,409,755	277,158	23,594	4,962,555
Donald R. Rogers	26,415,733	1,273,453	21,320	4,962,556
James A. Soltesz	27,649,696	55,735	5,075	4,962,556
Leland M. Weinstein	27,051,005	637,349	22,151	4,962,557

(2)                                 The number of votes cast for or against, and the number of abstentions and broker non-votes cast on the ratification of the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm is as set forth below:

For	Against	Abstain	Broker Non-votes
32,600,721	23,592	48,749	0

(3)                                 The number of votes cast for or against, and the number of abstentions and broker non-votes cast on the nonbinding advisory resolution approving the compensation of our executive officers is as set forth below:

For	Against	Abstain	Broker Non-votes
15,325,896	12,280,204	104,406	4,962,556

(c)                                  There have been no settlements between the Company and any other person with respect to terminating any solicitation.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP, INC.

	By:	/s/ Susan G. Riel
Susan G. Riel, President & Chief Executive Officer

Dated: May 17, 2019